EXHIBIT 10.3

THE BANK OF NEW YORK MELLON

OUR REF. NO                                                                           DATE
S00057145                                                                                  NOVEMBER 18, 2008

BENEFICIARY POST MONTGOMERY ASSOCIATES ONE MONTGOMERY STREET, SUITE 3220 SAN FRANCISCO, CA 94104 ATTN: BUILDING MANAGER	APPLICANT BROADPOINT SECURITIES GROUP, INC. 1 PENN PLAZA NEW YORK, NY 10119-4000

GENTLEMEN/LADIES:

OUR REFERENCE NO. S00057145

ACCOUNT OF:
BROADPOINT SECURITIES GROUP, INC.
1 PENN PLAZA
NEW YORK, NY 10119-4000

AVAILABLE WITH:                            THE BANK OF NEW YORK MELLON
                                                                 BY PAYMENT

DRAFTS AT SIGHT
DRAWN ON THE BANK OF NEW YORK MELLON

TO THE EXTENT OF:             ***USD338,981.00***

EXPIRY DATE:                                                 NOVEMBER 18, 2009
PLACE OF EXPIRY                                          OUR COUNTERS

ADDITIONAL DETAILS:
WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. S00057145 IN FAVOR OF POST MONTGOMERY ASSOCIATES FOR THE ACCOUNT OF BROADPOINT SECURITIES GROUP, INC. FOR A SUM NOT EXCEEDING $338,981, AVAILABLE BY YOUR DRAFTS AT SIGHT ON US EFFECTIVE IMMEDIATELY AND EXPIRING AT OUR COUNTERS AT OUR CLOSE OF BUSINESS ON NOVEMBER 18, 2009.

DRAFTS DRAWN HEREUNDER MUST BE ACCOMPANIED BY A STATEMENT SIGNED BY ONE OF YOUR AUTHORIZED SIGNATORIES READING AS FOLLOWS:  "THE AMOUNT OF THE ACCOMPANYING DRAFT IS DUE AND PAYABLE TO THE BENEFICIARY UNDER A CERTAIN OFFICE LEASE DATED AS OF MARCH 31, 2005, BETWEEN POST MONTGOMERY ASSOCIATES AND BROADPOINT SECURITIES GROUP, INC."

DRAFTS DRAWN HEREUNDER MUST INDICATE:  "DRAWN UNDER LETTER OF CREDIT NO. S0057145 OF THE BANK OF NEW YORK MELLON."

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR FURTHER PERIODS OF ONE YEAR FROM THE PRESENT AND EACH FUTURE EXPIRATION DATE, UNLESS, AT LEAST THIRTY (30) DAYS PRIOR TO SUCH DATE, WE SHALL SEND YOU NOTICE IN WRITING BY OVERNIGHT COURIER, TO THE ATTENTION OF YOUR BUILDING MANAGER AT THE ABOVE ADDRESS THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR SUCH ADDITIONAL PERIOD.  ANY SUCH NOTICE WILL BE EFFECTIVE THREE (3) DAYS AFTER BEING SENT BY US, AND THEREAFTER YOU MAY DRAW DRAFTS(S) ON US AT SIGHT FOR AMOUNTS UP TO THE REMAINING BALANCE OF THIS LETTER OF CREDIT ON OR BEFORE THE THEN APPLICABLE EXPIRATION DATE, AND SUCH DRAFT(S) NEED NOT BE ACCOMPANIED BY ANY STATEMENT.

THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY TO ANY ASSIGNEE OF TRANSFEREE OF YOUR INTEREST IN THE OFFICE LEASE REFERRED TO ABOVE WITHOUT ANY FEE OR CHARGE ON YOUR PART OR ON THE PART OF THE TRANSFEREE.  SAID TRANSFER IS TO BE EFFECTED AT OUR COUNTERS AND IS CONTINGENT UPON:

A)	THE SATISFACTORY COMPLETION OF OUR TRANSFER FORM, ATTACHED HERETO, WITH THE SPECIMEN SIGNATURE OF THE BENEFICIARY'S AUTHORIZED SIGNATURE PROPERLY VERIFIED BY AN OFFICER OF THE BENEFICIARY'S BANK; AND

B)	RETURN OF THE ORIGINAL OF THIS LETTER OF CREDIT FOR ENDORSEMENT THEREON BY US TO THE TRANSFEREE.

IN THE EVENT THIS LETTER OF CREDIT IS TRANSFERRED AS STATED ABOVE, THE SIGHT DRAFT(S) REQUIRED HEREIN ARE TO BE EXECUTED BY THE TRANSFEREE AS BENEFICIARY.

UNDER NO CIRCUMSTANCES SHALL THIS LETTER OF CREDIT BE TRANSFERRED TO ANY PERSON OR ENTITY WITH WHICH U.S. PERSONS OR ENTITIES ARE PROHIBITED FROM CONDUCTING BUSINESS UNDER U.S. FOREIGN ASSET CONTROL REGULATIONS AND ANY OTHER U.S. LAWS AND REGULATIONS.

PARTIAL DRAWINGS UNDER THIS LETTER OF CREDIT ARE PERMITTED.  THE AMOUNT AND DATE OF PRESENTATION OF ANY DRAFT DRAWN AND PRESENTED PURSUANT TO THE TERMS OF THIS LETTER OF CREDIT SHALL BE NOTED ON THIS LETTER OF CREDIT BY US. AFTER MAKING SUCH NOTATION, THIS LETTER OF CREDIT SHALL BE RETURNED IMMEDIATELY TO YOU, UNLESS ANY SUCH DRAFT PRESENTED AND PAID SHALL HAVE EXHAUSTED THIS CREDIT, IN WHICH CASE THIS LETTER OF CREDIT SHALL BE RETAINED BY US.

WE HEREBY ENGAGE WITH THE DRAWERS, ENDORSERS AND BONA FIDE HOLDERS OF DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT THAT SUCH DRAFTS WILL BE DULY HONORED IF PRESENTED FOR PAYMENT AT OUR OFFICE LOCATED AT THE BANK OF NEW YORK MELLON, 525 WILLIAM PENN PLACE, 3 MELLON CENTER - ROOM 1930, PITTSBURGH, PA 15259-0001 PRIOR TO THE TIME OF THE EXPIRATION HEREOF.  PRESENTMENT MAY BE MADE (A) IN PERSON, (B) BY FEDEX OR OTHER RECOGNIZED OVERNIGHT COURIER SERVICE OR (C) BY FACSIMILE SENT TO US AT (412) 234-2733 OR (412) 234-5529 WITH PHONE CONFIRMATION OF FAX PRESENTATION TO US AT (315) 765-4316 OR (315) 765-4431 SUCH DRAFTS WILL BE PAID IN IMMEDIATELY AVAILABLE FUNDS BEFORE 2:00 P.M. EASTERN STANDARD TIME ON THE BANKING DAY AFTER THE DAY ON WHICH SUCH DRAFT IS SO PRESENTED.  "BANKING DAY" MEANS A DAY ON WHICH COMMERCIAL BANKS ARE OPEN FOR BUSINESS IN THE UNITED STATES.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION) OF THE INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 600).

YOURS VERY TRULY,

/S/ MICHELLE M. CARLSTAD

AUTHORIZED SIGNATURE